U.S. SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                    FORM 8-K/A
                                (Amendment No. 2)


                                   CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): January 7, 2003


                          SYNTHETIC TURF CORPORATION OF AMERICA
               (Exact name of registrant as specified in its charter)


                                       Nevada
              (State or jurisdiction of incorporation or organization)


                                       33-5902
                               (Commission File Number)


                                      22-2774460
                        (I.R.S. Employer Identification Number)


7550 24th Avenue South, Suite 168, Minneapolis, Minnesota             55450
     (Address of principal executive offices)                      (Zip Code)

                     Registrant's telephone number:  (612) 746-4025


                (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On December 9, 2002, the Registrant entered into an Agreement and Plan of Merger ("Agreement"), with ISC Acquisition Inc., a Nevada corporation and a wholly owned subsidiary of the Registrant, International Surfacing of Colorado, Inc., a Colorado corporation, and shareholders of International Surfacing (who together own all of the issued and outstanding capital shares of that company). Under the terms of the Agreement, on the closing date, the Registrant will issue 15,000,000 shares of restricted common stock for all of the issued and outstanding common stock of International Surfacing (100,000 shares), which will merge with ISC. On January 7, 2003, these shares, after being issued, were actually delivered to the shareholders of International Surfacing and this transaction closed (as specified under Section 2 of the Agreement).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Financial Statements.

     The Registrant has determined that this acquisition must comply with Securities and Exchange Commission rules regarding financial disclosure. Therefore, financial statements are being furnished for International Surfacing as follows:

     (a) audited financial statements for the period from February 22, 2002 (inception) to December 31, 2002;

     (b)  pro forma financial information.

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-B.

                                SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       Synthetic Turf Corporation of America



Dated: December 3, 2003                By: /s/  Gary Borglund
                                       Gary Borglund, President

                                    EXHIBIT INDEX

Number                      Description

2      Agreement and Plan of Merger between the Registrant, ISC
       Acquisition Inc., and International Surfacing of Colorado,
       Inc. and its shareholders), dated December 9, 2002
       (incorporated by reference to Exhibit 2 of the Form 8-K filed on January 21, 2003).


                               George Brenner, CPA
                            A Professional Corporation
                         10680 W. Pico Boulevard, Suite 260
                           Los Angeles, California 90064
                          310/202-6445 - Fax 310/202-6494

                           INDEPENDENT AUDITOR'S REPORT

Board of Directors
International Surfacing of Colorado, Inc.
Colorado Springs, CO

I have audited the accompanying balance sheet of International Surfacing of Colorado, Inc., a Colorado corporation, as of December 31, 2002 and the related statements of operations, changes in shareholders' deficit and cash flows for the period February 22, 2002 (date of inception) through December 31, 2002. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with the auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, such financial statements referred to above present fairly, in all material respects, the financial condition of the International Surfacing of Colorado, Inc. as of December 31, 2002 and the results of operations, shareholders' deficit, and cash flows for the period February 22, 2002 (date of inception) through December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in
Note 2 to the financial statements, the Company has negative working capital, negative cash flows from operations and an accumulated deficit. These factors, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ George Brenner
George Brenner, CPA
Los Angeles, CA
November 10, 2003


               INTERNATIONAL SURFACING OF COLORADO, INC.
                             BALANCE SHEET
                           DECEMBER 31, 2002

                                 ASSETS

Current assets
  Cash in bank                                                 $         0

Property and equipment, at cost
  Truck, pledged on note payable                                    16,000
  Other                                                             20,600
                                                                    36,600
  Accumulated depreciation                                           1,682
  Total property and equipment, net                                 34,918

  Total assets                                                 $    34,918

                     LIABILITIES AND SHAREHOLDERS' DEFICIT

Current liabilities
  Current portion of note payable                                    5,400
Bank overdraft                                                         171
  Loan payable, including $8,000 accrued interest                   48,000
  Loans from related parties                                        20,800

  Total current liabilities                                         74,371

Long-term liabilities
  Note payable, net of $5,400 current
   portion, secured by truck                                         9,600

  Total liabilities                                                 83,971

Shareholders' deficit
  Common stock $0.001 par value; authorized 100,000 shares;
   issued and outstanding 100,000 shares                               100
  Additional paid-in capital                                        45,568
  Accumulated deficit                                              (94,721)

Total shareholders' deficit                                        (49,053)
                                                                    34,918

See accompanying notes to financial statements

                  INTERNATIONAL SURFACING OF COLORADO, INC.
                          STATEMENT OF OPERATIONS
              FOR THE PERIOD FEBRUARY 22, 2002 (DATE OF INCEPTION)
                          THROUGH DECEMBER 31, 2002

Sales                                                            $  178,079

Cost of Sales                                                       147,548

Gross Profit                                                         30,531

General and Administrative Expenses                                 111,762
Depreciation                                                          1,682
Interest and Bank Charges                                            11,808

                                                                    125,252

Net Loss Before Income Taxes                                        (94,721)

Income Tax Expense                                                        0

Net Loss                                                            (94,721)

Weighted average number of common shares                            100,000

Basic and diluted net loss per common share                          (0.947)

See accompanying notes to financial statements

                    INTERNATIONAL SURFACING OF COLORADO, INC.
                      STATEMENT OF SHAREHOLDERS' (DEFICIT)
                FOR THE PERIOD FEBRUARY 22, 2002 (DATE OF INCEPTION)
                          THROUGH DECEMBER 31, 2002




<CAPTION
                                                                   Additional
                                        Common Stock                Paid -In      Accumulated
                                      Shares     Amount             Capital        (Deficit)     Total
Balance at February 22,
2002, date of incorporation                 0   $      0          $         0     $          0  $      0

Issuance of common stock              100,000        100               45,568                0     5,668

Net Loss for year                                                                      (94,721)  (94,721)
Balance at 12/31/02                   100,000   $    100          $    45,568      $   (94,721) $(49,053)


See accompanying notes to financial statements.


                     INTERNATIONAL SURFACING OF COLORADO, INC.
                             STATEMENT OF CASH FLOWS
                FOR THE PERIOD FEBRUARY 22, 2002 (DATE OF INCEPTION)
                                THROUGH DECEMBER 31, 2002


Operating activities
  Net loss                                                          $ (94,721)
  Adjustments to reconcile net loss
   to net cash required by operating activities
  Depreciation                                                          1,682
  Changes in operating assets and liabilities
Bank overdraft                                                            171
  Loans from related parties                                           20,800
  Total adjustments                                                    20,971

  Cash used in operating activities                                   (72,068)

Investing activities
  Purchase of property and equipment                                  (36,600)

  Cash used in investing activities                                   (36,000)

Financing activities
  Loan payable                                                         48,000
Note payable                                                           15,000
  Issuance of common stock                                             45,668

Cash provided by financing activities                                 108,668

Increase (decrease) in cash and cash equivalents                            0

Cash and cash equivalents
  Beginning of year                                                         0
  End of year                                                               0

See accompanying notes to financial statements.

                   INTERNATIONAL SURFACING OF COLORADO, INC.
                         NOTES TO FINANCIAL STATEMENTS
                         YEAR ENDED DECEMBER 31, 2002

NOTE 1.  NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

International Surfacing of Colorado, Inc., a Colorado corporation ("Company"), is a reseller and installer of artificial turf primarily in childcare, residential and athletic fields. The Company was incorporated in Colorado on February 22, 2002. The accompanying financial statements include the period from February 22, 2002 (inception) through December 31, 2002.

NOTE 2.  CONTINUED EXISTENCE

The Company has negative working capital $74,371, negative cash generated from operating activities of $72,068, and a shareholders' deficit of $49,053. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

The Company as set forth in Note 8 "Subsequent Event" has been acquired by a small public company. Its ability to raise sufficient working capital to fund operations and become profitable is dependent on what support the parent company can provide. There can be no assurance that the Company will be successful in its new organization structure.

NOTE 3.  SIGNIFICANT ACCOUNTING POLICIES

A.  Revenue

The accompanying Statement of Operations records all revenue on a completed contract basis. However, should the Company have a long-term contract (in excess of one month) the revenue will be recorded on a percentage of completed basis.

B.  Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

C.  Property and Equipment

Depreciation is recorded by the straight-line method and lives of 5 to 8 years.

NOTE 4.  LOAN PAYABLE

The loan payable is a ninety-day promissory note. The note was paid off on September 29, 2003 by the issuance of 1,600,000 common stock shares of the acquiring company (Synthetic Turf Corporation of America - "STCA") at a value of $.025 per share or an aggregate of $40,000.

STCA has agreed to cover the lender for any deficit resulting from the lender's sale of the shares for less than $40,000, and the lender has agreed to return to STCA any shares remaining after the lender has recouped the 48,000 owed on the Company's indebtedness.

NOTE 5.  NOTE PAYABLE

The note payable was executed in connection with the purchase of a truck from an individual. The note is payable in installments of $450 per month including interest and is secured by the truck.

NOTE  6.  NEW ACCOUNTING PRONOUNCEMENTS

In December 1999, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin ("SAB") No. 101 ("SAB 101"), "Revenue Recognition in Financial Statements". SAB 101 provides guidance on the recognition, presentation, and disclosure of revenues in financial statements of all public registrants. In October 2000, the SEC issued a Frequently Asked Questions document related to SAB 101 that provides interpretive guidance.

In June 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations". SFAS No. 141 addresses the initial recognition and measurement of goodwill and other intangible assets acquired in a business combination. SFAS No. 141 is applicable to business combinations beginning July 1, 2001.

In June 2001, the FASB issued SFAS No. 142, "Goodwill and Other Intangible Assets". SFAS No. 142 addresses the recognition and measurement of goodwill and other intangible assets subsequent to their acquisition. SFAS No. 142 also addresses the initial recognition and measurement of intangible assets acquired outside of a business combination whether acquired individually or with a group of other assets. This statement provides that intangible assets with finite useful lives be amortized and that intangible assets with indefinite lives and goodwill will not be amortized, but will rather be tested at least annually for impairment.

NOTE 7.  RELATED PARTIES

On December 16, 2002 STCA advanced to the Company $15,800. In addition, one of the directors of the Company advanced to it $5,000. STCA advanced the funds in anticipation of the closing of the acquisition, which was completed on January 7, 2003, as part of the on going funding of the Company by STCA. The funds advanced by the director were a non-interest loan of which the Company repaid the principal on September 9, 2003.

NOTE 8.  SUBSEQUENT EVENT

The Company was acquired by STCA on January 7, 2003. The Company's two officers each received 7,500,000 shares of STCA's restricted common stock, valued at $0.01 per share. Employment agreements were executed and one of the Company's officers became an officer of STCA.

                    SYNTHETIC TURF CORPORATION OF AMERICA
                   UNAUDITED PRO FORMA FINANCIAL INFORMATION

The Unaudited Pro Forma Financial Information reflects financial information, which gives effect to the purchase of the assets and assumption of liabilities of International Surfacing of Colorado, Inc., a Colorado corporation ("IS"), in exchange for 15,000,000 shares of common stock of Synthetic Turf Corporation of America, a Nevada corporation ("STCA"), valued at $0.01 per share, or $150,000.

The acquisition was effected through STCA's wholly owned subsidiary ISC Acquisition, Inc., a Nevada corporation. The acquisition of the net assets of IS closed on January 7, 2003 and was accounted for under the purchase method of accounting. Such financial information has been prepared from and should be read in conjunction with the historical financial statements of STCA and IS.

The Pro Forma Balance Sheet gives effect to the transaction as if it has occurred on December 31, 2002. The Pro Forma Statement of Operations gives effect to the transaction as if it had occurred at the beginning of the year (ignoring the short period January 1 through January 7, 2003) combining the results of operations for the nine months ended September 30, 2003 for both STCA and IS.


                     SYNTHETIC TURF CORPORATION OF AMERICA
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF DECEMBER 31, 2002

                                    ASSETS



                                            Synthetic Turf     International
                                             Corporation        Surfacing of     Pro Forma     Unaudited
                                              Of America       Colorado, Inc.   Adjustments    Pro Forma
Current assets:
  Cash and cash equivalents                 $             -    $         -      $         -    $        -
  Due to (from) affiliate                            15,800        (15,800)               -             -
  Other receivable                                   15,000              -                -        15,000
   Total current assets                              30,800        (15,800)               -        15,000
Property and equipment, net                               -         34,918           27,676        62,594
Deposit - Acquisition of IS                         150,000              -         (150,000)            -
Employment Agreements                                     -              -          100,000       100,000
Goodwill                                                  -              -           71,377        71,377
  Total Non-Current Assets                          150,000         34,918           49,053       233,971
   Total Assets                                     180,800         19,118           49,053       248,971

                                       LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
  Current portion-note pay                                -           5,400               -         5,400
   Bank overdraft                                     3,871             171               -         4,042
  Accounts payable and accrued liabilities          155,646               -               -       155,646
  Due to related parties                             86,000           5,000               -        91,000
  Notes payable, including Interest of $8,000       403,666          48,000               -       451,666
  8% convertible debenture                          292,899               -               -       292,899
   Total Current Liabilities                        942,082          58,571               -     1,000,653

Note payable, secured less current portion-$5,400         -           9,600               -         9,600

   Total Liabilities                                942,082          68,171               -     1,010,253

Stockholders' deficit
  Common stock, $0.001 par value                    120,166             100            (100)      120,166
  Additional paid-in capital                      7,756,910         (45,568)        (45,568)    7,756,910
  Accumulated deficit                            (8,638,358)        (94,721)         94,721    (8,638,358)
   Total stockholders' deficit                     (761,282)        (49,053)         49,053      (761,282)
Total Liabilities and Stockholders' Deficit         180,800          19,118          49,053       248,971


See Accompanying Notes to Pro Forma Statements

                           SYNTHETIC TURF CORPORATION OF AMERICA
                 PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003


                                            Synthetic Turf     International
                                             Corporation        Surfacing of     Pro Forma     Unaudited
                                              Of America       Colorado, Inc.   Adjustments    Pro Forma
Sales                                       $     9,257        $   325,928      $         -    $  335,185
  Cost of sales                                   8,278            267,686                -       275,964
  Gross Profit                                      979             58,242                -        59,221
Expenses
  Selling, general and administrative expenses  351,715            184,157                -       535,872
  Operating Loss                               (350,736)          (125,915)               -      (476,651)
Other income (expense) Amortization of
  employment contracts                                -                  -          (24,750)      (24,750)
 Interest expense                               (45,416)                 -                -       (45,416)

Net loss before income taxes                   (396,152)          (125,915)         (24,750)     (546,817)
Income tax expense                                    -                  -                -             -

Net loss from continuing operations            (396,152)          (125,915)         (24,750)     (546,817)

Extraordinary item
  Gain on extinguishment of debt                 250,148                 -                -       250,148

Net income (loss)                               (146,004)         (125,915)         (24,750)     (296,669)

Basic and diluted loss per common share
    Loss from continuing operations                                                               $(0.003)
  Income from extraordinary items                                                                   0.002
  Net loss                                                                                        $(0.001)

Weighted average number of common stock
   used to compute net loss per
    weighted average shares                                                                    159,429,183



See Accompanying Notes to Pro Forma Financial Statements

                         SYNTHETIC TURF CORPORATION OF AMERICA
                         NOTES TO PRO FORMA FINANCIAL STATEMENTS

NOTE 1 - BALANCE SHEET PRO FORMA ADJUSTMENT

To record purchase price of IS's net assets, a negative amount of $49,053 plus $150,000 common stock value for 15,000,000 common shares or an aggregate value of $199,053. The latter amount is then allocated to employment agreements $100,000, revaluation of the property and equipment $27,676, and the remainder $71,377 to goodwill.

NOTE 2 - STATEMENT OF OPERATIONS PRO FORM ADJUSTMENT

To record the amortization of employment contracts, the amount of $100,000 over three years was calculated for the nine-month period.

NOTE 3 - EMPLOYMENT AGREEMENTS

Simultaneously, with the acquisition of the net assets of IS, the parent company (STCA) entered into three year employment contracts with the President and Vice President of IS. Basis salaries consist of cash plus common stock.